June 10, 2016

VALUED ADVISERS TRUST

Dreman Contrarian Small Cap Value Fund

Supplement to the Prospectus and Statement of Additional Information

Each dated February 29, 2016

In March 2016, Foundry Partners, LLC (“Foundry”) announced an agreement to acquire certain assets of Dreman Value Management, LLC (“Dreman”), including the Advisory Agreement for the Dreman Contrarian Small Cap Value Fund (the “Fund”), a series of the Valued Advisers Trust (the “Trust”). As part of this transaction, certain personnel of Dreman, including Mark Roach and Mario Tufano, portfolio managers to the Fund, agreed to transition to Foundry. Messrs. Roach and Tufano will continue to manage the portfolio of the Fund. The transaction is expected to close on June 20, 2016.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the closing of the transaction will constitute an “assignment” (as defined by the 1940 Act), which will cause the current investment advisory agreement (the “Current Agreement”) between Dreman and the Trust, with respect to the Fund, to terminate. At a meeting held on June 7-8, 2016 (the “Meeting”), the Board of Trustees of the Fund (the “Board”) approved a new advisory agreement (the “Proposed Agreement”) between Foundry and the Trust with respect to the Fund, which will be submitted to the shareholders of the Fund for their approval via proxy solicitation. The mailing of the proxy statement and the related solicitation is expected to commence on or about June 28, 2016.

In addition, in order to avoid any disruption of services to the Fund, at the Meeting the Board also approved an interim advisory agreement (the “Interim Agreement”) between Foundry and the Trust with respect to the Fund. The Interim Agreement will go into effect upon the closing of the transaction and will terminate upon the earlier of (i) 150 days from the date of the closing or (ii) the date of approval of the Proposed Agreement by the shareholders of the Fund. Pursuant to this Interim Agreement, Foundry will provide advisory services to the Fund until shareholders approve the Proposed Agreement; there will be no change in management fees paid by the Fund to Foundry, and all management fees under the Interim Agreement will be held in escrow pending the conclusion of the shareholder meeting.

Except for the effective and termination dates, the deposit of advisory fees into an escrow account and other terms required by the 1940 Act, the terms of the Interim Agreement and the Proposed Agreement are identical to the terms of the Current Agreement. In deciding to approve the Interim Agreement and the Proposed Agreement, the Board considered, among other factors, Foundry’s experience in managing strategies similar to the Fund, the fact that the advisory fees payable under the Interim Agreement and the Proposed Agreement are the same as the advisory fee payable under the Current Agreement, and the expectation that the transaction is not expected to materially change any of the services received by the Fund, noting in particular that most of the portfolio management team that manages the Fund under the Current Agreement will continue to manage the Fund under the Interim Agreement and the Proposed Agreement (assuming shareholder approval).

As part of the transaction, the name of the Fund is changing to the Foundry Partners Fundamental Small Cap Value Fund. Therefore, following the closing date, all references in the prospectus and statement of additional information to the name “Dreman Contrarian Small Cap Value Fund” are replaced with “Foundry Partners Fundamental Small Cap Value Fund”.

Additionally, the Fund’s Class A shares will be converted to the Retail Class at a date to be determined. Therefore, effective immediately all sales and acceptance of purchase orders for Class A shares of the Fund are discontinued. Shareholders may continue to freely redeem their Class A shares until the conversion date, which will be announced in the future. There will be no fees charged in connection with the conversion. Similarly, there are no tax consequences anticipated with the conversion, and no action is necessary on your part to effect the conversion. Shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

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This Supplement and the Prospectus provide the information a prospective investor should know about the Fund. Investors should retain this supplement for future reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 247-1014.